                                                                  CONFORMED COPY

                       AMENDMENT NO. 8 TO CREDIT AGREEMENT

                          WAIVER UNDER CREDIT AGREEMENT

     AMENDMENT and WAIVER dated as of May 14, 1999 among CROWN PAPER CO. (the "Borrower"), CROWN VANTAGE INC., the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent").


                              W I T N E S S E T H :

     WHEREAS, the parties hereto have heretofore entered into a Credit Agreement dated as of August 15, 1995 (as heretofore amended, the "Agreement"); and

     WHEREAS, the Borrower has entered into an agreement to sell its pulp and paper mills and related assets at Berlin and Gorham, New Hampshire (the "Proposed Asset Sale"); and

     WHEREAS, the parties hereto desire to amend the Agreement as more fully set forth below;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1.  Defined Terms.    Unless otherwise specifically defined herein,
each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

     Section 2. Addition to Asset Sale Basket. The parenthetical set forth in clause (ii) of Section 5.7(b) of the Agreement is amended to read in its entirety as follows: "(other than (w) the sale by the Borrower of its mill and related operations located in Milford, New Jersey, (x) the exchange of timber properties for other timber properties, (y) the sale by the Borrower of up to 24,646 acres in the aggregate of timber properties located in Mississippi and Louisiana and up to 83,000 acres in the aggregate of timber properties located in New Hampshire and Maine, so long as each such sale described in this clause
(y) is consummated on or
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prior to December 31, 1997 and the Net Cash Proceeds with respect thereto are applied by the Borrower to prepay the Loans in accordance with Section 2.8(b) and (z) the sale by the Borrower of its pulp and paper mills and related assets at Berlin and Gorham, New Hampshire so long as such sale is consummated prior to June 30, 1999 substantially on the terms described by the Borrower to the Banks prior to the date of effectiveness of Amendment No. 8 to this Agreement and the Net Cash Proceeds with respect thereto are applied by the Borrower to repay the Loans in accordance with Section 2.8(b), subject to the waivers and conditions set forth in such Amendment No. 8".

     Section 3. Decrease in the Minimum Contingent Prepayment Amount; Release of Liens and Related Consents. (a) The Banks hereby waive (i) compliance by the Borrower with the provisions of Section 2.8(b)(i)(x) of the Agreement requiring that the Borrower apply 100% of the Net Cash Proceeds of the Proposed Asset Sale to prepay the Loans and (ii) any Event of Default arising under Section 6.1(a) of the Agreement as a result of the failure by the Borrower to so comply; provided that the waivers granted pursuant to this Section 3(a) shall be effective only to the extent that (x) the aggregate Net Cash Proceeds received by the Borrower and its Subsidiaries for the Proposed Asset Sale are at least $20,000,000 and (y) the Borrower applies an amount at least equal to 50% of such aggregate Net Cash Proceeds to prepay the Loans in accordance with the provisions of Section 2.8(b)(i)(x) of the Agreement.

     (b) Upon consummation of the Proposed Asset Sale substantially on the terms described by the Borrower to the Banks prior to the date hereof and application by the Borrower of the portion of the Net Cash Proceeds thereof as described in clause (y) of subsection (a), the Lien created under the Security Documents on the assets sold pursuant to such Proposed Asset Sale (but not any Proceeds thereof) shall be released.

     (c) The Banks hereby consent to (i) the consummation by the Borrower of the Proposed Asset Sale substantially on the terms disclosed by the Borrower to the Banks prior to the date hereof, (ii) the release of the Liens created under the Security Documents on the assets being sold pursuant to the Proposed Asset Sale (but not on any Proceeds thereof) and (iii) the execution and delivery by the Collateral Agent to the Borrower of any documents evidencing such release.

     Section 4. Representations and Warranties. The Borrower represents and warrants to the Banks that (i) upon receipt thereof, the consideration received by the Borrower from the Proposed Asset Sale shall not be less than the fair market value of the assets being disposed pursuant thereto and (ii) such consideration shall consist solely of cash payable at closing.

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     Section 5.  Governing Law.  This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

     Section 6. No Other Waivers. Other than as specifically provided herein, this Amendment and Waiver shall not operate as a waiver of any right, remedy, power or privilege of the Banks under the Agreement or any other Loan Document or of any other term or condition of the Agreement or any other Loan Document.

     Section 7. Counterparts; Effectiveness. This Amendment and Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment and Waiver shall become effective as of the date hereof when the Administrative Agent shall have received (x) duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party) and (y) for the account of each Bank that has delivered an executed counterpart hereof (or telegraphic, telex or other written confirmation of execution of a counterpart hereof) to the Administrative Agent on or prior to May 14, 1999, an amendment fee in such amount as shall have been previously agreed upon between the Borrower and the Banks.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                   CROWN PAPER CO.


                                   By   /s/ Christopher McLain
                                       ----------------------------------------
                                       Title: Senior Vice President


                                   CROWN VANTAGE INC.


                                   By   /s/ Christopher McLain
                                       ----------------------------------------
                                       Title: Senior Vice President

                                   MORGAN GUARANTY TRUST
                                       COMPANY OF NEW YORK


                                   By   /s/ Unn Boucher
                                       ----------------------------------------
                                       Title: Vice President


                                   THE BANK OF NEW YORK


                                   By   /s/ Peter H. Abdill
                                       ----------------------------------------
                                       Title: Vice President


                                   THE CHASE MANHATTAN BANK


                                   By
                                       ----------------------------------------
                                       Title:

                                   BANK AUSTRIA CREDITANSTALT
                                       CORPORATE FINANCE, INC.


                                   By   /s/ Jack R. Bertges
                                       ----------------------------------------
                                       Title: Sr. Vice President


                                   By   /s/ James F. McCann
                                       ----------------------------------------
                                       Title: Vice President



                                   CHRISTIANIA BANK og
                                       KREDITKASSE


                                   By   /s/ Carl Petter Svendsen
                                       ----------------------------------------
                                       Title: Senior Vice President


                                   By   /s/ Peter M. Dodge
                                       ----------------------------------------
                                       Title: Senior Vice President


                                   DRESDNER BANK AG, NEW YORK
                                       AND GRAND CAYMAN
                                       BRANCHES


                                   By   /s/ Christopher E. Sarisky
                                       ----------------------------------------
                                       Title: Assistant Vice President


                                   By   /s/ Beverly G. Cason
                                       ----------------------------------------
                                       Title: Vice President

                                   FIRST SOURCE FINANCIAL LLP, by
                                       FIRST SOURCE FINANCIAL,
                                       INC., its Agent/Manager


                                   By   /s/ Jeffrey A. Cerny
                                       ----------------------------------------
                                       Title: Vice President


                                   KZH HIGHLAND-2 LLC


                                   By   /s/ Peter Chin
                                       ----------------------------------------
                                       Title: Authorized Agent


                                   THE LONG-TERM CREDIT BANK
                                       OF JAPAN, LTD., LOS ANGELES
                                       AGENCY


                                   By   /s/ Noboru Akahane
                                       ----------------------------------------
                                       Title: Deputy General Manager

                                   HSBC BANK USA
                                   (fka Marine Midland Bank)


                                   By   /s/ Martin F. Brown
                                       ----------------------------------------
                                       Title: Authorized Signatory


                                   MERRILL LYNCH PRIME RATE
                                       PORTFOLIO


                                   By: Merrill Lynch Asset Management,
                                       LP, as Investment Advisor


                                   By   /s/ Andrew C. Liggio
                                       ----------------------------------------
                                       Title: Authorized Signatory


                                   MERRILL LYNCH SENIOR
                                       FLOATING RATE FUND, INC.


                                   By   /s/ Andrew C. Liggio
                                       ----------------------------------------
                                       Title: Authorized Signatory


                                   NATEXIS BANQUE BFCE


                                   By   /s/ Frank H. Madden, Jr.
                                       ----------------------------------------
                                       Title: Vice President & Group
                                              Manager

                                   By   /s/ Jordan Sadler
                                       ----------------------------------------
                                       Title: Associate

                                   NATIONSBANK, N.A.


                                   By   /s/ Michael Balok
                                       ----------------------------------------
                                       Title: Managing Director


                                   THE NORTHWESTERN MUTUAL
                                       LIFE INSURANCE COMPANY


                                   By   /s/ Richard A. Strait
                                       ----------------------------------------
                                       Title: Its Authorized Representative


                                   PNC BANK, NATIONAL
                                       ASSOCIATION


                                   By   /s/ Philip K. Liebscher
                                       ----------------------------------------
                                       Title: Vice President


                                   MORGAN STANLEY DEAN WITTER
                                       PRIME INCOME TRUST


                                   By   /s/ Peter Gewirtz
                                       ----------------------------------------
                                       Title: Authorized Signatory

                                   PAMCO CAYMAN LTD.

                                   By: Highland Capital Management LP,
                                       as Collateral Manager


                                   By  /s/ Mark K. Okada CFA
                                       ----------------------------------------
                                       Title: Executive Vice President
                                              Highland Capital
                                              Management L.P.


                                   KEYPORT LIFE INSURANCE
                                       COMPANY

                                   By: Stein Roe & Farnham Incorporated,
                                       as Agent for Keyport Life Insurance
                                       Company


                                   By   /s/ Brian W. Good
                                       ----------------------------------------
                                       Title: Vice President & Portfolio
                                              Manager


                                   SOUTHERN PACIFIC BANK


                                   By   /s/ Sean R. Walker
                                       ----------------------------------------
                                       Title: Vice President

                                   VAN KAMPEN SENIOR INCOME
                                       TRUST


                                   By   /s/ Jeffrey W. Maillet
                                       ----------------------------------------
                                       Title: Sr. Vice President & Director


                                   VAN KAMPEN PRIME RATE
                                       INCOME TRUST


                                   By   /s/ Jeffrey W. Maillet
                                       ----------------------------------------
                                       Title: Sr. Vice President & Director


                                   ML CBO IV (CAYMAN) LTD.


                                   By: Highland Capital Management LP,
                                       as Collateral Manager


                                   By   /s/ Mark K. Okada CFA
                                       ----------------------------------------
                                       Title: Executive Vice President
                                              Highland Capital
                                              Management L.P.


                                   PILGRIM PRIME RATE TRUST


                                   By: Pilgrim Investment Inc.,
                                       as its Investment Manager


                                   By   /s/ Charles E. LeMieux, CFA
                                       ----------------------------------------
                                       Title: Assistant Vice President

                                   MORGAN GUARANTY TRUST
                                       COMPANY, as Administrative
                                       Agent and Collateral Agent


                                   By   /s/ Unn Boucher
                                       ----------------------------------------
                                       Title: Vice President